Neuberger Berman Advisers Management Trust
Supplement to the Prospectus dated May 1, 2008

S Class Shares
Lehman Brothers High Income Bond Portfolio

The following replaces the first paragraph of the "Goal & Strategy" section on page 2 of the prospectus:

To pursue this goal, the Fund normally invests mainly in a diversified portfolio of intermediate-term, U.S. dollar-denominated, high-yield corporate bonds (including those sometimes known as "junk bonds") rated at the time of investment in the lowest investment grade category (BBB/Baa) or lower or unrated bonds deemed by the Portfolio Managers to be of comparable quality.

The following replaces the "Goal & Strategy - High Yield Bonds" section on page 2 of the prospectus:

High-Yield Bonds

"High-Yield Bonds" are fixed income securities rated in the lowest investment grade category ("Baa" by Moody's Investors Service, Inc. ("Moody's"), or "BBB" by Standard & Poor's ("S&P")) or lower or unrated bonds deemed by the managers to be of comparable quality. These securities typically offer investors higher yields than other fixed income securities. The higher yields are justified by the weaker credit profiles of high-yield issuers as compared to investment grade issuers. High-yield bonds include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high-yield bond itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the bond or acquired as part of a unit with the bond.

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield bonds (as defined above). The Fund will not alter this policy without providing shareholders at least 60 days' advance notice.

The date of this supplement is July 22, 2008.
NEUBERGER BERMAN
A Lehman Brothers Company
Neuberger Berman Management, Inc.
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